Exhibit 10.31

AMENDMENT NO. 2 TO

INFINITY PHARMACEUTICALS, INC.

2010 STOCK INCENTIVE PLAN

The 2010 Stock Incentive Plan, as amended (the “Plan”) of Infinity Pharmaceuticals, Inc. is hereby amended as follows:

Section 4(a)(1) of the Plan is hereby deleted and a new Section 4(a)(1) is inserted in lieu thereof which shall read as follows:

“(1) Authorized Number of Shares. Subject to adjustment under Section 11, Awards may be made under the Plan for up to 6,000,000 shares of common stock, $.001 par value per share, of the Company (the “Common Stock”), any or all of which Awards may be in the form of Incentive Stock Options (as defined in Section 5(b)). Shares issued under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares. The Company shall not make any new Awards under any prior equity plans after the date the Plan is approved by the Company’s stockholders (the “Effective Date”).”

Except as set forth above, the remainder of the Plan remains in full force and effect.

Approved by the Board of Directors – 8 March 2012

Approved by the Stockholders – 16 May 2012